UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2023

New Mountain Guardian III BDC, L.L.C.

(Exact name of Registrant as specified in its charter)

Delaware	000-56072	84-1918127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, 48th Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Goldman Sachs Bank USA Credit Facility

On November 28, 2023, New Mountain Guardian III SPV, L.L.C. (“GIII SPV”), a wholly owned subsidiary of New Mountain Guardian III BDC, L.L.C. (the “Company”) for which the Company is the managing member, entered into a Credit Agreement (together with the exhibits and schedules thereto, the “Credit Agreement”) by and among GIII SPV, as the borrower, various lenders, Goldman Sachs Bank USA, as syndication agent and administrative agent, and Western Alliance Trust Company, N.A. (“WATC”), as the collateral agent, collateral custodian, and collateral administrator (the “GS Credit Facility”). The Company will serve as collateral manager under the GS Credit Facility pursuant to a Collateral Administration Agreement by and among the Company, as collateral manager, GIII SPV, as borrower, and WATC, as collateral administrator (the “Collateral Administration Agreement”). The GS Credit Facility will mature on the earlier of either (a) 45 days prior to the expiration of the term of the Company or (b) May 28, 2028, and has a maximum facility amount of $785 million.

The foregoing descriptions of the Credit Agreement and the Collateral Administration Agreement are qualified in their entirety by reference to a copy of each such agreement, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2023.

Custody Agreement

Additionally, on November 28, 2023, GIII SPV and Computershare Trust Company, N.A. (“Computershare”) entered into a custody agreement (the “Computershare Custody Agreement”), pursuant to which Computershare was appointed to serve as the Company’s custodian to hold securities, loans, cash, and other assets on behalf of the Company.

The foregoing description of the Computershare Custody Agreement is qualified in its entirety by reference to a copy of the agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2023.

Item 1.02.	Termination of a Material Definitive Agreement

On November 28, 2023, the Company and GIII SPV terminated the Loan and Security Agreement, as amended, by and among GIII SPV, as borrower, the Company, as collateral manager, equityholder and seller, Wells Fargo Bank, National Association, as administrative agent and collateral custodian, and the lenders party thereto (the “Wells Credit Facility”). The Wells Credit Facility was repaid in full including outstanding borrowings and accrued interest.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN Guardian III BDC, L.L.C.

Date: December 4, 2023	By:	/s/ Joseph W. Hartswell
Name: Joseph W. Hartswell
Title: Chief Compliance Officer and Corporate Secretary